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                                                                    Exhibit 23.1



                          Independent Auditors' Consent

We consent to the incorporation of our independent audit report dated February 7, 1998, for the year ended December 31, 1997, for Anatomic Pathology Associates, LLP appearing in the Form 8-K/A of AmeriPath, Inc.


/s/ Gaither Rutherford & Co, LLP
Certified Public Accountants
April 28, 1998




























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